UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2014

Date of reporting period:	8/31/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL NATIONAL MUNI FUND, INC.

ANNUAL REPORT • AUGUST 31, 2014

Fund Type

Municipal Bond

Objective

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential National Muni Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended August 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential National Muni Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential National Muni Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/14
	One Year	Five Years	Ten Years
Class A	11.47%	28.59%	50.60%
Class B	11.17	27.07	47.00
Class C	10.69	24.35	42.16
Class Z	11.75	30.20	54.43
Barclays Municipal Bond Index	10.14	30.03	59.35
Lipper General & Insured Municipal Debt Funds Average	11.14	31.57	49.47

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years
Class A	4.49%	3.56%	3.72%
Class B	3.56	3.99	3.89
Class C	7.02	3.69	3.53
Class Z	9.12	4.67	4.40
Barclays Municipal Bond Index	7.93	4.67	4.72
Lipper General & Insured Municipal Debt Funds Average	8.85	4.68	4.05

Average Annual Total Returns (With Sales Charges) as of 8/31/14
	One Year	Five Years	Ten Years
Class A	7.01%	4.30%	3.76%
Class B	6.17	4.74	3.93
Class C	9.69	4.46	3.58
Class Z	11.75	5.42	4.44

Average Annual Total Returns (Without Sales Charges) as of 8/31/14
	One Year	Five Years	Ten Years
Class A	11.47%	5.16%	4.18%
Class B	11.17	4.91	3.93
Class C	10.69	4.46	3.58
Class Z	11.75	5.42	4.44

2	Visit our website at www.prudentialfunds.com

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2004) and the account values at the end of the current fiscal year (August 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential National Muni Fund, Inc.	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	.50%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by any new or existing Class B shareholders, except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Barclays Municipal Bond Index

The Barclays Municipal Bond Index (the Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper General & Insured Municipal Debt Funds Average

The Lipper General & Insured Municipal Debt Funds Average (Lipper Average) are Funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/14
Denver City & Cnty. Arpt. Sys. Rev., Ser. A, NATL, 5.000%, 11/15/25	1.5%
California St., Var. Purp., GO, 5.000%, 04/01/42	1.1
Anaheim Pub. Fin. Auth. Lease Rev., Sub. Pub. Impvts. Proj., Ser. C, AGM, 6.000%, 09/01/16	1.0
New York City, Ser. E, GO, 5.000%, 08/01/17	0.9
Anaheim Pub. Fin. Auth. Lease Rev., Ser. Pub. Impvts. Proj., Ser. A, AGM, 6.000%, 09/01/24	0.9

Holdings reflect only long-term investments and are subject to change.

4	Visit our website at www.prudentialfunds.com

Distributions and Yields as of 8/31/14
	Total Dividends Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of		30-Day Unsubsidized SEC Yield	Taxable Equivalent 30-Day Unsubsidized Yield* at Federal Tax Rates of
			38.8%	43.4%		38.8%	43.4%
Class A	$0.57	1.86%	3.04%	3.29%	1.81%	2.96%	3.20%
Class B	0.53	1.68	2.75	2.97	1.68	2.75	2.97
Class C	0.46	1.19	1.94	2.10	1.19	1.94	2.10
Class Z	0.60	2.19	3.58	3.87	2.19	3.58	3.87

*Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Credit Quality expressed as a percentage of total investments as of 8/31/14
AAA	11.0%
AA	51.2
A	23.8
BBB	7.7
BB	1.0
B	2.3
CCC	0.4
C	0.1
Not Rated	0.1
Cash/Cash Equivalents	2.4
Total Investments	100.0%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

Prudential National Muni Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential National Muni Fund’s Class A shares returned 11.47% for the 12-month period ended August 31, 2014, outperforming the 10.14% return of the Barclays Municipal Bond Index (the Index) and the 11.14% return of the Lipper General & Insured Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

Municipal bond market prices maintain sensitivity to supply and demand dynamics, in that fund inflows or low supply of newly issued bonds tends to increase prices, and fund outflows or high supply of newly issued bonds tends to decrease prices.

•

Interest rates declined as the market adjusted to the tapering of the Federal Reserve’s (“Fed”) asset purchase program, while investors priced in accommodative Fed monetary policy, softer economic and employment data, and multiple geopolitical concerns.

•

Municipal yields began the reporting period at elevated levels relative to US Treasury yields and municipal bonds steadily outperformed Treasuries throughout the period, bolstered by strong technical factors. Crossover buyers (such as tax-exempt institutions), attracted by municipal yields, provided a layer of support to the market. By the end of the reporting period, interest rates came down, as municipals rallied to levels more representative of historical norms.

•

Outflows from municipal bond mutual funds early in the reporting period were fueled by the deteriorating economy in Puerto Rico and uncertainty over the City of Detroit’s bankruptcy filing. Puerto Rico also endured multiple downgrades by all three credit rating agencies for all debt associated with the Commonwealth and its public corporations. Ultimately, however, investors looked past the headlines, apparently viewing these issues as non-systemic, and municipal bonds rallied.

•

Overall, issuance declined during the reporting period. Low absolute interest rates have persisted for several years and have exhausted much of the potential refunding supply. (In a refunding deal, an issuer reduces its interest expense by redeeming outstanding bonds and issuing new bonds at a lower interest rate.)

•

In general, state and local governments continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded pension obligations remain a broader long-term concern.

6	Visit our website at www.prudentialfunds.com

What factors contributed positively to the Fund’s performance?

•

The Fund’s overweight in longer-term municipal bonds, versus those in the Index, added to performance as spreads (the difference in yields) between longer-term municipal bonds and intermediate- and shorter-term maturities tightened.

•

The Fund benefited from its overweight relative to the Index in tobacco settlement bonds, which was the top-performing sector during the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•	An overweight versus the Index in hospital bonds, which outperformed during the reporting period, contributed to performance.

What factors contributed negatively to performance?

•

The Fund’s overweight in Puerto Rican municipal debt—including debt issued by Puerto Rico Electric Power Authority, which is in the process of restructuring its debt—detracted from performance as these bonds underperformed.

Did the Fund hold derivatives and how did they affect performance?

•

The Fund held futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of interest rates. Overall, this strategy had a negative impact on performance as interest rates declined during the reporting period.

Prudential National Muni Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2014, at the beginning of the period, and held through the six-month period ended August 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on this page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

8	Visit our website at www.prudentialfunds.com

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential National Muni Fund, Inc.		Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,044.70	0.83%	$4.28
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

Class B	Actual	$1,000.00	$1,043.30	1.08%	$5.56
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

Class C	Actual	$1,000.00	$1,041.40	1.58%	$8.13
	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03

Class Z	Actual	$1,000.00	$1,046.00	0.58%	$2.99
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential National Muni Fund, Inc.	9

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended August 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.89%	0.84%
B	1.09	1.09
C	1.59	1.59
Z	0.59	0.59

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

10	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of August 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 97.1%

Alabama 0.1%
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.000%	10/01/44	500	$533,325
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.250	10/01/48	500	541,065

				1,074,390

Arizona 3.6%
Arizona Hlth. Facs. Auth. Rev., Banner Hlth., Ser. D	5.500	01/01/38	2,500	2,697,875
Arizona St. Ctfs. Part. Dept. Admin., Ser. A, AGM	5.250	10/01/28	2,000	2,231,860
Phoenix Civic Impt. Corp., Arpt. Rev. Rfdg., Sr. Lien, AMT	5.000	07/01/32	1,500	1,684,275
Phoenix Civic Impt. Corp., Jr. Lien, Ser. A	5.000	07/01/39	5,000	5,678,600
Pima Cnty. Indl. Dev. Auth., Tucson Elec. Pwr.	4.000	09/01/29	2,000	2,020,140
Salt River Proj. Arizona Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Ser. A	5.000	01/01/39	5,000	5,607,000
Salt Verde Fin. Corp., Sr. Gas Rev., Sr. Bonds	5.000	12/01/32	1,910	2,171,689
Salt Verde Fin. Corp., Sr. Gas Rev., Sr. Bonds	5.000	12/01/37	3,070	3,496,454

				25,587,893

California 13.8%
Anaheim Pub. Fin. Auth. Lease Rev., Sr. Pub. Impvts. Proj., Ser. A, AGM	6.000	09/01/24	5,500	6,588,340
Anaheim Pub. Fin. Auth. Lease Rev., Sub. Pub. Impvts. Proj., Ser. C, AGM	6.000	09/01/16	6,690	7,196,567
California Cnty. Tob. Secur. Corp., Tob. Conv. Bonds Asset Bk., Ser. B	5.100	06/01/28	1,250	1,113,213
California Hlth. Facs. Fin. Auth. Rev., Scripps Hlth., Ser. A	5.000	11/15/36	1,000	1,113,200
California Hlth. Facs. Fin. Auth. Rev., Stanford Hosp., Rfdg., Ser. B	5.000	11/15/36	2,000	2,214,300
California Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., Ser. D	5.250	08/15/31	1,000	1,143,770
California Poll. Ctl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	5.250	08/01/40	1,250	1,336,388
California St., FGIC, GO, TCRS	4.750	09/01/23	155	158,433
California St., GO	5.250	11/01/40	1,250	1,436,950
California St., Infra & Econ. Dev. Bank, Walt Dis. Fam. Musm.	5.250	02/01/38	3,000	3,312,420

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	11

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California St., Var. Purp., GO	5.000%	10/01/29	2,000	$2,282,660
California St., Var. Purp., GO	5.000	09/01/41	4,250	4,726,680
California St., Var. Purp., GO	5.000	10/01/41	1,250	1,391,663
California St., Var. Purp., GO	5.000	04/01/42	7,000	7,763,140
California St., Var. Purp., GO	5.250	04/01/35	1,250	1,440,037
California St., Var. Purp., GO	5.500	11/01/39	1,000	1,155,700
California St., Var. Purp., GO	6.000	03/01/33	1,500	1,817,415
California St., Var. Purp., GO	6.000	04/01/38	3,500	4,165,035
California St., Var. Purp., GO	6.000	11/01/39	2,000	2,426,240
California St., Univ. Rev., Ser. A	5.000	11/01/37	1,250	1,380,475
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth., Rfdg.	5.000	11/01/40	2,100	2,225,517
California Statewide Cmntys. Dev. Auth. Rev., Sutter Hlth., Ser. A	6.000	08/15/42	3,000	3,611,280
Folsom Cordova Uni. Sch. Dist., Sch. Facs. Impvt. Dist. No. 2, Ser. A, CABS, GO, NATL	2.580(a)	10/01/21	60	50,012
Foothill-De Anza Cmnty. College Dist., Ser. C, GO	5.000	08/01/40	1,250	1,397,737
Golden St. Tob. Secur. Corp., Rev. Rfdg., Asset-Bkd., Ser. A, AMBAC, CABS (Converted to 4.600% on 6/1/10)	4.600	06/01/23	2,000	2,104,780
Golden St. Tob. Secur. Corp., Rev. Rfdg., Asset-Bkd., Ser. A-1	4.500	06/01/27	2,240	2,041,200
Golden St. Tob. Secur. Corp., Rev. Rfdg., Enhanced Asset-Bkd., Ser. A	5.000	06/01/45	1,000	1,019,010
Golden St. Tob. Secur. Corp., Tob. Settlement Rev. Rfdg., Asset-Bkd., Ser. A-2, CABS	5.300	06/01/37	5,000	3,936,800
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.000	11/15/35	1,000	1,138,920
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.250	11/15/19	1,000	1,154,150
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.500	11/15/37	1,000	1,213,380
Los Angeles Calif. Dept. Arpts. Rev., Ser. A, AMT	5.000	05/15/38	2,500	2,779,350
Los Angeles Calif. Dept. of Wtr. & Pwr., Sys., Ser. B	5.000	07/01/34	2,500	2,879,300
M-S-R Energy Auth., Calif., Ser. A	6.500	11/01/39	2,000	2,695,120
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	4.400(a)	08/01/25	2,000	1,243,420

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Port of Oakland, Rfdg., Sr. Lien Ser. P, AMT	5.000%	05/01/33	1,750	$1,903,107
San Diego Cmnty. College Dist., Election 2006, GO	5.000	08/01/41	1,500	1,687,125
San Diego Cnty. Regl. Arpt. Auth., Ser. B, Sr. AMT	5.000	07/01/43	2,000	2,183,360
San Francisco City & Cnty. Airports Commission, Rfdg., Second Ser., Ser. F, AMT	5.000	05/01/28	1,635	1,832,394
San Francisco City & Cnty. Airports Commission, Second Ser., Ser. A, AMT	5.250	05/01/33	1,000	1,128,280
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Ser. A	5.625	01/01/29	1,000	1,173,090
University Calif. Rev. Gen., Ser. O	5.750	05/15/34	750	883,058
University Calif. Rev. Gen., Ser. Q	5.000	05/15/34	1,000	1,099,600
Ventura Cnty. Cmnty. College, Election 2002, Ser. C, GO	5.500	08/01/33	2,000	2,308,900
Walnut Energy Ctr. Auth., Rev., Rfdg.	5.000	01/01/34	800	910,552

				98,762,068

Colorado 2.5%
Denver City & Cnty. Arpt. Sys. Rev., Rfdg., Ser. A, AMT	5.250	11/15/22	1,000	1,187,930
Denver City & Cnty. Arpt. Sys. Rev., Ser. A, NATL	5.000	11/15/25	10,000	10,901,700
Denver City & Cnty. Arpt. Sys. Rev., Ser. B, AMT, NATL	5.000	11/15/15	2,500	2,645,875
Platte Riv. Pwr. Auth. Colo. Pwr. Rev., Ser. HH	5.000	06/01/27	1,500	1,738,800
University Colo. Enterprise Sys. Rev., Ser. A	5.375	06/01/32	1,000	1,160,730

				17,635,035

Connecticut 0.3%
Connecticut St. Dev. Auth. Rev., Light & Pwr. Co. Proj., Rfdg., Ser. A	4.375	09/01/28	1,000	1,091,580
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Ser. M	5.375	07/01/41	1,250	1,370,675

				2,462,255

District of Columbia 3.6%
Dist. of Columbia, Rev., Brookings Inst.	5.750	10/01/39	5,000	5,510,800
Dist. of Columbia, Rev., Gallaudet Univ.	5.500	04/01/34	600	667,902
Dist. of Columbia, Rev., Kipp. Chrt. Schl.	6.000	07/01/43	850	970,037

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	13

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

District of Columbia (cont’d.)
Dist. of Columbia, Rev., Kipp. Chrt. Schl.	6.000%	07/01/48	725	$821,628
Dist. of Columbia, Ser. E, BHAC, GO	5.000	06/01/28	5,000	5,606,300
Dist. of Columbia, Wtr. & Swr. Auth., Pub. Util. Rev., Ser. A	5.500	10/01/39	2,000	2,262,760
Metropolitan Washington D.C. Arpt. Auth. Sys., Rev., Ser. A, AMT	5.000	10/01/31	2,500	2,816,500
Metropolitan Washington D.C. Arpt. Auth. Sys., Rev., Ser. A, AMT	5.000	10/01/44	1,000	1,102,400
Metropolitan Washington D.C. Arpt. Auth. Sys., Rev., Ser. A, AMT	5.250	10/01/27	1,000	1,119,270
Metropolitan Washington D.C. Arpt. Auth. Sys., Rev., Ser. B, AMT	5.000	10/01/25	3,000	3,470,160
Metropolitan Washington D.C. Arpt. Auth. Sys., Rev., Ser. C, AMT	5.000	10/01/27	1,000	1,140,540

				25,488,297

Florida 9.5%
Bayside Impt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	6.300	05/01/18	210	210,057
Broward Cnty. FL Arpt. Rev., Ser. A, AMT	5.250	10/01/43	1,500	1,634,490
Citizens Ppty. Ins. Corp., High Risk Sr. Sec’d., High Act-A-1, Ser. A-1	6.000	06/01/16	1,500	1,643,445
Citizens Ppty. Ins. Corp., High Risk Sr. Sec’d., Ser. A-1	5.250	06/01/17	1,000	1,122,630
Citizens Ppty. Ins. Corp., Sr. Sec’d., Coastal, Ser. A-1	5.000	06/01/19	1,250	1,455,250
Citizens Ppty. Ins. Corp., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,187,190
Cityplace Cmnty. Dev. Dist. Rev., Rfdg.	5.000	05/01/26	1,000	1,125,670
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	5.625	04/01/43	500	562,805
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	6.000	04/01/42	1,000	1,157,510
Florida St. Brd. Ed. Lottery Rev., Ser. B	5.000	07/01/23	5,185	5,966,017
Greater Orlando Aviation Auth. Arpt. Facs. Rev., Ser. A, AMT, AGM	5.000	10/01/23	2,240	2,465,635
Highlands Cnty. Dev. Dist. Rev., Spl. Assmt.(e)	5.550	05/01/36	205	149,697
Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth., Ser. B (Pre-refunded Date 11/15/15)(b)	5.000	11/15/25	205	216,800

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth./Sunbelt, Rmkt., Ser. B	6.000%	11/15/37	2,440	$2,874,979
Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth., Unrefunded Bal., Ser. B	5.000	11/15/25	1,410	1,483,602
Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr. Rfdg.	5.000	11/15/44	500	541,550
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. A, AGC, AMT	5.500	10/01/24	2,665	3,057,155
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. B	5.000	10/01/41	2,500	2,708,250
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. C, AGM, AMT	5.250	10/01/26	5,000	5,541,150
Miami Dade Cnty. Expressway Auth. Rev., Ser. A	5.000	07/01/44	1,000	1,109,830
Miami Dade Cnty. Wtr. & Swr. Rev., Rfdg. Sys., Ser. B, AGM	5.250	10/01/22	5,000	6,114,950
North Sumter Cnty. Util. Dependent Dist., Wtr. & Swr. Rev.	5.750	10/01/43	1,500	1,636,320
Orlando Util. Commn. Sys. Rev., Ser. A	5.250	10/01/39	5,000	5,652,800
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, AMT, NATL	5.000	10/01/22	3,065	3,300,852
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, AMT, NATL	5.000	10/01/23	2,350	2,526,602
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc.	5.250	10/01/34	750	807,795
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc., Ser. A	6.250	04/01/39	2,500	2,760,025
South Miami Hlth. Facs. Auth. Hosp. Rev., Baptist Hlth. South FL. Grp.	5.000	08/15/27	3,750	4,151,512
Tampa FL. Hlth. Sys. Rev., Baycare Hlth. Sys., Ser. A	5.000	11/15/33	3,000	3,320,880
West Palm Beach Cmnty. Redev. Agcy., Northwood-Pleasant Cmnty. Redev., Tax Allocation Rev.	5.000	03/01/35	1,000	1,014,760

				67,500,208

Georgia 2.2%
Athens Clarke Cnty. Univs., Govt. Wtr. & Swr. Rev.	5.625	01/01/33	2,000	2,327,860

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	15

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Georgia (cont’d.)
Atlanta Arpt. & Marina Rev., Rfdg., Gen., Ser. C	6.000%	01/01/30	3,250	$3,883,425
Atlanta Arpt. Rev., Gen., Ser. B, AMT	5.000	01/01/30	500	546,745
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorpe Pwr. Vogtle. Proj., Ser. B	5.500	01/01/33	750	804,180
Forsyth Cnty. Sch. Dist., Dev., GO	6.750	07/01/16	265	285,076
Fulton Cnty. Sch. Dist., Rfdg., GO	6.375	05/01/17	750	862,770
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Ser. D, AGM	5.500	07/01/41	1,500	1,642,890
Private Colleges & Univs. Auth. Rev., Emory Univ., Ser. C	5.250	09/01/39	5,000	5,680,950

				16,033,896

Guam 0.1%
Guam Govt. Wtrwks. Auth., Wtr. & Wastewtr. Sys. Rev. (Pre-refunded Date 07/01/15)(b)	6.000	07/01/25	500	524,205

Hawaii 0.6%
Hawaii Pac. Hlth. Rev. Rfdg., Ser. A	5.500	07/01/40	1,000	1,087,670
Hawaii Pac. Hlth. Spl. Purp. Rev., Ser. B	5.750	07/01/40	500	552,250
Hawaii St. Dept. Budget & Fin., Pac. Hlth. Oblig., Ser. A	5.500	07/01/43	2,500	2,831,450

				4,471,370

Idaho 0.2%
Idaho Hlth. Facs. Auth. Rev., Trinity Hlth. Grp., Ser. B	6.250	12/01/33	1,000	1,171,650

Illinois 9.8%
Chicago Brd. Edu., Rfdg., Dedicated Rev., Ser. F, GO	5.000	12/01/31	2,500	2,572,825
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. A, NATL	5.250	01/01/26	6,000	6,308,520
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. B, Rfdg., NATL	5.250	01/01/15	1,000	1,017,200
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. B-1, XLCA	5.250	01/01/34	1,975	1,981,597
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. C	6.500	01/01/41	1,000	1,207,010

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., Sr. Lien, Ser. B, Rfdg., AMT	5.000%	01/01/32	2,000	$2,137,820
Chicago Rfdg. Proj., Ser. A, AGM, GO	5.000	01/01/29	5,000	5,230,600
Chicago Rfdg. Proj., Ser. A, GO	5.000	01/01/40	2,000	2,037,920
Chicago Trans. Auth. Sales Tax Recpts. Rev.	5.250	12/01/40	1,000	1,101,800
Illinois Fin. Auth. Rev., Advocate Healthcare, Ser. B	5.375	04/01/44	2,000	2,193,180
Illinois Fin. Auth. Rev., Central DuPage Hlth.	5.250	11/01/39	2,000	2,209,980
Illinois Fin. Auth. Rev., Central DuPage Hlth., Ser. B	5.500	11/01/39	1,500	1,696,785
Illinois Fin. Auth. Rev., NorthWestern Mem. Hosp., Ser. A	6.000	08/15/39	1,000	1,174,580
Illinois Fin. Auth. Rev., Provena Hlth., Ser. A	6.000	05/01/28	1,500	1,653,195
Illinois Fin. Auth. Rev., Univ. of Chicago, Ser. B (Pre-refunded Date 07/01/18)(b)	6.250	07/01/38	5,000	6,040,750
Illinois Fin. Auth. Student Hsg. Rev., Advancement Fund, Ser. B, Rfdg.	5.000	05/01/30	4,000	4,088,080
Illinois St., GO	5.000	05/01/39	1,000	1,038,010
Illinois St., GO	5.250	02/01/29	2,000	2,186,380
Illinois St. Sales Tax Rev., Rfdg., Build Illinois Bonds	5.000	06/15/20	2,000	2,368,180
Illinois St. Sales Tax Rev., Rfdg., GO, AGM	5.000	01/01/23	3,000	3,262,950
Illinois St. Toll Hwy. Auth. Rev., Ser. A	5.000	01/01/38	1,000	1,108,390
Illinois St. Toll Hwy. Auth. Rev., Ser. B	5.500	01/01/33	2,000	2,222,880
Illinois St. Toll Hwy. Auth. Rev., Sr. Priority, Sr. A-1, AGM	5.000	01/01/24	5,000	5,377,600
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, CABS, NATL	4.670(a)	12/15/34	10,000	3,918,600
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, CABS, NATL	4.730(a)	06/15/37	7,500	2,583,825
Railsplitter Tob. Settlement Auth. Rev., Ser. 2010	6.000	06/01/28	2,850	3,353,908

				70,072,565

Indiana 0.5%
Indiana St. Fin. Auth., Rev., I-69 Dev. Partners LLC, AMT	5.250	09/01/34	500	537,450

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	17

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Indiana (cont’d.)
Indiana St. Fin. Auth., Rev., I-69 Dev. Partners LLC, AMT	5.250%	09/01/40	750	$804,285
Indiana St. Fin. Auth., Var. Duke Energy Indl., Ser. B	6.000	08/01/39	1,000	1,143,490
Indianapolis Loc. Pub. Impt. Bd. Bk. Wtr. Wks. Proj., Ser. A	5.750	01/01/38	1,000	1,125,360

				3,610,585

Kansas 0.9%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	5.750	11/15/38	1,000	1,133,770
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev., Proj., Ser. A-4, AMT, FNMA, GNMA (Pre-refunded Date 12/01/14)(b)	5.700	12/01/27	105	107,493
Wyandotte Cnty. Kansas City Unified Gov. Util. Sys. Rev., Rfdg., Ser. 2004, AMBAC	5.650	09/01/19	5,000	5,251,550

				6,492,813

Kentucky 0.7%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Ser. A	6.375	06/01/40	3,500	3,977,225
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co. Proj., Ser. A	6.250	06/01/39	500	572,930
Owen Cnty. Wtrwks. Sys. Rev., Var. Amer. Wtr. Co., Ser. B	5.625	09/01/39	500	553,235

				5,103,390

Louisiana 1.1%
Louisiana Loc. Govt. Environ. Facs. & Cmnty. Dev. Auth., Jefferson Parish, Ser. A	5.375	04/01/31	1,000	1,104,470
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Missionaries	6.750	07/01/39	1,000	1,140,110
Louisiana St. Citizens Pty. Inc., Corp. Assmt. Rev., Rmkt., Ser. C-2, AGC	6.750	06/01/26	2,000	2,371,240
Louisiana St. Hwy. Impt. Rev., Ser. A	5.000	06/15/34	1,250	1,448,100
St. Charles Parish Gulf Zone Opp. Zone Rev., Valero Energy Corp. (Mandatory Put Date 06/01/22)	4.000	12/01/40	1,500	1,596,630

				7,660,550

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Maryland 0.5%
Frederick Cnty. Spl. Oblig., Urbana Cmnty. Dev. Auth. Rev., Ser. A	5.000%	07/01/40	3,000	$3,190,020
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth.	6.000	07/01/41	400	458,760

				3,648,780

Massachusetts 3.8%
Boston Indl. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., AMT	7.375	05/15/15	290	291,476
Massachusetts Bay Trans. Auth. Rev., Assmt., Ser. A	5.250	07/01/34	2,000	2,279,160
Massachusetts Bay Trans. Auth. Rev., Mass. Sales Tax, Ser. B, NATL	5.500	07/01/27	1,325	1,736,187
Massachusetts Edl. Fin. Auth. Rev., Ser. B, AMT	5.500	01/01/23	625	653,119
Massachusetts St. Cons. Ln., Ser. C, GO, AGM	5.000	08/01/19	2,000	2,251,220
Massachusetts St. Dev. Fin. Agcy. Rev., Ser. K-6, Partners Healthcare	5.375	07/01/41	5,000	5,577,600
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Harvard Univ., Ser. A	5.500	11/15/36	3,500	4,077,955
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Tufts Univ., Ser. M	5.500	02/15/28	3,000	3,883,110
Massachusetts St. Port Auth., Ser. A, AMT	5.000	07/01/42	1,000	1,091,270
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	5.000	07/01/32	5,000	5,182,950

				27,024,047

Michigan 1.4%
Detroit Sewer Disp. Rev., Sr. Lien, Rmkt., Ser. 2009B, AGM	7.500	07/01/33	1,000	1,189,800
Michigan St. Bldg. Auth. Rev., Rfdg., Facs. Proj., Ser. I-A	5.375	10/15/41	750	846,578
Michigan St. Hosp. Fin. Auth. Rev., McLaren Healthcare	5.750	05/15/38	1,000	1,128,180
Royal Oak Hosp. Fin. Auth. Rev., William Beaumont, Rfdg., Ser. W	6.000	08/01/39	2,000	2,248,260
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. A, Rfdg., AMT	5.000	12/01/18	1,500	1,702,095
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. B	5.000	12/01/44	1,000	1,088,660

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	19

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Ser. D, Rfdg., AMT	5.000%	12/01/28	1,500	$1,625,340

				9,828,913

Minnesota 0.1%
Shakopee MN Healthcare Rev., St. Francis Regl. Med. Ctr., Rfdg.	5.000	09/01/34	500	560,160

Missouri 0.6%
Missouri St., Hlth. & Edl. Facs. Auth., Rev., BJC Hlth. Sys.	5.000	01/01/44	3,500	3,965,675

Nevada 0.5%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Ser. A	5.125	07/01/34	3,000	3,365,700

New Jersey 4.8%
Camden Cnty. Impvt. Auth., Cooper Hlth. Sys. Oblig. Group	5.750	02/15/42	1,500	1,651,755
Cape May Cnty. Indl. Poll. Ctrl., Fin. Auth. Rev., Atlantic City Elec. Co. Rfdg., Ser. A, NATL	6.800	03/01/21	2,615	3,231,539
Clearview Reg. High Sch. Dist., GO, NATL	5.375	08/01/15	295	304,782
New Jersey Edl. Facs. Auth. Rev., Ser. A, Montclair St. Univ., Rfdg.	5.000	07/01/44	2,500	2,827,550
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp., Rfdg.	6.000	07/01/41	500	587,705
New Jersey Healthcare Facs. Fin. Auth. Rev., RWJ Univ. Hosp.	5.000	07/01/43	585	650,783
New Jersey Healthcare Facs. Fin. Auth. Rev., RWJ Univ. Hosp.	5.500	07/01/43	1,000	1,143,510
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth., AGC	5.500	07/01/38	2,000	2,177,460
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth., Rfdg.	5.000	07/01/29	1,000	1,149,500
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Ser. B, AMBAC, CABS (Converts to 5.150% on 01/01/15)	2.750(a)	01/01/35	3,000	3,110,190
New Jersey St. Tpke. Auth., Tpke. Rev., Ser. A	5.000	01/01/43	3,000	3,316,860
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	5.500	12/15/23	3,000	3,602,640

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. A	5.875%	12/15/38	3,000	$3,501,030
New Jersey St. Trans. Trust Fund Auth. Rev., Ser. B	5.500	06/15/31	1,000	1,157,250
Tob. Settlement Fin. Corp. Rev., Asset Bkd., Ser. 1A, Rfdg.	4.500	06/01/23	3,160	3,122,680
Tob. Settlement Fin. Corp. Rev., Asset Bkd., Ser. 1A, Rfdg.	4.625	06/01/26	3,000	2,697,120

				34,232,354

New York 7.4%
Brooklyn Arena Loc. Dev. Corp., Barclays Ctr. Proj.	6.375	07/15/43	750	848,235
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Ser. A	6.000	05/01/33	1,000	1,173,660
Long Island Pwr. Auth. Elec. Sys. Rev., Gen., Ser. A, BHAC	5.500	05/01/33	2,000	2,311,700
Metropolitan Trans. Auth. Rev., Ser. 2008C	6.500	11/15/28	2,500	3,044,075
Metropolitan Trans. Auth. Rev., Ser. D	5.250	11/15/40	2,000	2,219,680
Monroe Cnty. Indl. Dev. Agcy. Civic Fac. Rev., Rfdg., Highland Hosp. Rochester	5.000	08/01/22	2,000	2,069,360
New York City, Ser. E, GO	5.000	08/01/17	6,000	6,760,440
New York City, Ser. I-1, GO	5.250	04/01/28	2,000	2,312,180
New York City Indl. Dev. Agcy. Spl. Facs. Rev., Terminal One Group Assn. Proj., AMT	5.500	01/01/24	1,500	1,586,220
New York City Mun. Wtr. Fin. Auth., Rev., Wtr. & Swr., Fiscal 2009, Ser. A	5.750	06/15/40	1,000	1,152,610
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Fiscal 2009, Ser. S-3	5.250	01/15/39	1,500	1,686,930
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Sub. Ser. S-1A	5.250	07/15/37	3,000	3,434,610
New York City Trans. Fin. Auth. Future Tax Rev., Future Tax Sec’d. Sub., Ser. D-1	5.000	11/01/38	3,000	3,376,230
New York Liberty Dev. Corp., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	2,026,693
New York Liberty Dev. Corp., 7 World Trade Center Proj., Class 1, Rfdg.	5.000	09/15/40	1,000	1,141,370
New York St. Dorm. Auth. Rev., Mount Sinai Sch. of Medicine, Ser. A	5.000	07/01/21	1,685	1,941,187

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	21

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York St. Dorm. Auth. Rev., NY Univ., Ser. A	5.000%	07/01/43	1,500	$1,692,825
New York St. Dorm. Auth. Rev., Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/20	2,100	2,492,154
New York St. Dorm. Auth. Rev., Rochester Inst. Tech., Ser. A, AMBAC	5.250	07/01/21	2,000	2,389,560
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Ser. B	5.500	10/15/23	3,750	4,820,812
Port Auth. of NY & NJ, Spl. Oblig. Rev., JFK Int’l. Air Terminal	5.000	12/01/20	500	575,295
Suffolk Cnty. Indl. Dev. Agy. Rev., Keyspan-Port Jefferson, AMT	5.250	06/01/27	1,000	1,005,040
Utility Debt Sec. Auth. Rev., Ser. TE	5.000	12/15/41	2,585	2,967,606

				53,028,472

North Carolina 1.6%
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Rfdg., AMBAC	6.000	01/01/18	1,000	1,165,570
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, ETM(b)	6.400	01/01/21	900	1,062,792
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, ETM(b)	6.500	01/01/18	2,635	3,149,089
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A, NATL, Unrefunded Bal.	6.500	01/01/18	1,005	1,188,965
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. A (Pre-refunded Date 01/01/22)(b)	6.000	01/01/26	650	841,542
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev., Ser. C, AGC	6.000	01/01/19	430	469,646
North Carolina Med. Care Commn. Healthcare Facs. Rev., Duke Univ. Hlth. Sys., Ser. A	5.000	06/01/42	3,500	3,871,245

				11,748,849

North Dakota 0.2%
McLean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Ser. A	4.875	07/01/26	1,000	1,074,200

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Ohio 3.6%
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Ser. A-2	5.125%	06/01/24	5,690	$4,801,051
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Ser. A-2	5.875	06/01/30	3,500	2,835,105
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., FHA (Pre-refunded Date 01/01/15)(b)	7.625	01/01/22	1,020	1,044,062
Franklin Cnty. Hosp. Facs. Rev., Ohio Hlth. Corp., Ser. A	5.000	11/15/41	2,000	2,180,320
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000	06/01/20	400	460,632
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000	06/01/42	1,250	1,336,875
Hancock Cnty. Hosp. Rev., Rfdg., Blanchard Valley Regl. Hlth. Ctr.	6.250	12/01/34	400	463,300
Hilliard Sch. Dist. Sch. Impvt., CABS, GO, NATL	1.590(a)	12/01/19	1,720	1,582,744
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Ser. A	6.000	11/15/41	750	875,820
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Ser. A	6.500	11/15/37	875	1,063,983
Middleburg Heights Hosp. Rev. Facs., Rfdg., Southwest Gen.	5.250	08/01/41	800	857,920
Ohio St. Air Quality Dev. Auth. Rev., Poll Ctl. FirstEnergy, Rfdg., Ser. C	5.625	06/01/18	500	560,620
Ohio St. Higher Ed. Facs., Comm., Case Western Resv. Univ., Ser. B	6.500	10/01/20	750	871,005
Ohio St. Higher Ed. Facs., Comm., Cleveland Clinic Hlth. Sys., Ser. A-1	5.000	01/01/42	2,000	2,225,960
Ohio St. Wtr. Dev. Auth. Rev., FirstEnergy Nuclear Gen., Rfdg.	4.000	12/01/33	1,250	1,323,825
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. FirstEnergy, Rfdg., Ser. A (Mandatory Put Date 06/01/16)	5.875	06/01/33	500	541,905
Ohio St. Wtr. Dev. Auth. Rev., Poll. Ctl. Ln. Fd. Wtr. Quality, Ser. A	5.000	12/01/29	2,150	2,514,231

				25,539,358

Oklahoma 0.5%
Oklahoma St. Dev., Fin. Auth., Rfdg., St. Johns Hlth. Sys.	5.000	02/15/42	1,500	1,632,225

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	23

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Oklahoma (cont’d.)
Stillwater OK Util. Auth. Rev., Ser. A	5.000%	10/01/39	1,865	$2,128,263

				3,760,488

Oregon 0.6%
Oregon St. Dept. Trans. Hwy. User Tax Rev., Sr. Lien., Ser. A	5.000	11/15/33	3,500	4,009,740

Pennsylvania 2.5%
Central Bradford Progress Auth., Guthrie Healthcare Sys.	5.375	12/01/41	2,700	3,049,434
Geisinger Auth. Hlth. Sys., Ser. A-1	5.125	06/01/41	2,000	2,192,660
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj., Ser. F, AMBAC, AMT	4.625	12/01/18	3,500	3,599,820
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj., Ser. F, AMBAC, AMT	5.000	12/01/15	3,000	3,108,480
Pennsylvania Tpke. Comm., Ser. A	5.000	12/01/38	1,000	1,127,350
Philadelphia Arpt. Rev., Rfdg., Ser. A, AMT	5.000	06/15/27	2,500	2,743,625
Philadelphia, Ser. B, AGC, GO (Pre-refunded Date 07/15/16)(b)	7.125	07/15/38	1,500	1,690,170

				17,511,539

Puerto Rico 1.7%
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A	5.750	07/01/37	1,260	969,935
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A	6.000	07/01/47	1,050	812,123
Puerto Rico Comnwlth., Pub. Impvt., Rfdg., Ser. A, GO	5.500	07/01/39	2,000	1,539,980
Puerto Rico Elec. Pwr. Auth. Rev., Rfdg., Ser. UU, FGIC, LIBOR	0.857(c)	07/01/31	5,000	2,587,500
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Govt. Facs., Rfdg., Ser. P	6.750	07/01/36	1,000	802,570
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	5.375	08/01/39	1,750	1,391,232
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	6.000	08/01/42	3,550	2,999,643
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A-1	5.000	08/01/43	750	562,523

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Puerto Rico (cont’d.)
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. C	5.250%	08/01/40	750	$639,255

				12,304,761

Rhode Island 0.3%
Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Facs. Rev., Lifespan Oblig., Ser. A., AGC	7.000	05/15/39	2,000	2,308,980

South Carolina 1.3%
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Rfdg., Ser. A	5.125	12/01/43	2,000	2,217,080
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A	5.500	01/01/38	2,500	2,845,100
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A	5.750	12/01/43	3,000	3,532,140
South Carolina Pub. Svc. Auth. Rev., Ser. E	5.000	12/01/48	750	820,860

				9,415,180

South Dakota 0.4%
South Dakota Edl. Enhancement Fdg. Corp. Rev., Tob. Ser. B	5.000	06/01/27	1,000	1,107,860
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Rfdg., Avera Hlth., Ser. A	5.000	07/01/42	1,600	1,726,592

				2,834,452

Tennessee 0.8%
Chattanooga Hlth. Edl. & Hsg. Facs. Brd., Ser. A	5.250	01/01/45	1,500	1,657,515
Knox Cnty. Tenn. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs., Covenant Hlth. Rev., Rfdg. & Impvt., Ser. A, CABS	5.280(a)	01/01/35	1,000	346,630
Memphis Shelby Cnty. Arpt. Auth. Rev., Rfdg., Ser. B, AMT	5.750	07/01/25	1,000	1,149,430
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/22	1,000	1,136,450
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/25	1,000	1,137,520

				5,427,545

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	25

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas 8.8%
Arlington Higher Ed. Fin. Corp. Rev., Lifeschool Dallas, Ser. A, PSFG	4.000%	08/15/44	1,000	$1,023,120
Austin Elec. Util. Sys. Rev., Rfdg., Ser. A, AMBAC	5.000	11/15/22	4,610	5,029,971
Austin Tex. Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Ser. A	5.125	11/15/29	2,000	2,311,560
Brazos River Auth. Poll. Ctl. Rev., TXU Energy Co. LLC Proj., Rfdg., Ser. D (Mandatory Put Date 10/01/14)(d)	5.400	10/01/29	1,000	92,500
Brazos River Auth. Poll. Ctl. Rev., TXU Rmkt., Rfdg., AMT(d)	5.400	05/01/29	1,500	138,750
Central Tex. Regl. Mobility Auth. Rev., Rfdg., Sr. Lien, Ser. A	5.000	01/01/43	500	532,575
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	6.000	01/01/41	1,000	1,133,680
Clifton Higher Ed. Fin. Corp. Rev., Idea Academy Inc.	6.000	08/15/43	1,000	1,162,450
Dallas-Fort Worth Int’l. Arpt. Rev., Rfdg., Ser. E, AMT	5.000	11/01/35	5,000	5,318,600
Grand Parkway Trans. Corp., First Tier Toll Rev., Ser. A	5.125	10/01/43	2,000	2,168,380
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Children’s Hosp. Proj.	5.500	10/01/39	1,500	1,729,245
Harris Cnty. Metro. Trans. Auth. Rev., Ser. A	5.000	11/01/36	3,000	3,395,310
Houston Arpt. Sys. Rev., Rfdg., Sr. Lien, Ser. A	5.500	07/01/39	1,000	1,134,450
Houston Arpt. Sys. Rev., Rfdg., Sub. Lien, Ser. A, AMT	5.000	07/01/25	575	653,413
Houston Arpt. Sys. Rev., Rfdg., Sub. Lien, Ser. A, AMT	5.000	07/01/32	1,000	1,087,710
Houston Arpt. Sys. Rev., Rfdg., Sub. Lien, Ser. B, AMT	5.000	07/01/32	2,000	2,264,060
Houston Util. Sys. Rev., Rfdg., Comb., 1st Lien, Ser. A, AGC	5.250	11/15/33	1,510	1,709,622
Lower Colo. Riv. Auth. Tex. Rev., Rfdg., BHAC	5.250	05/15/28	2,000	2,266,560
Lower Colo. Riv. Auth. Tex. Rev., Rfdg. (Pre-refunded Date 05/15/15)(b)	5.750	05/15/28	45	46,778
Lower Colo. Riv. Auth. Tex. Rev., Rfdg. (Pre-refunded Date 05/15/15)(b)	5.750	05/15/28	235	244,285
Lower Colo. Riv. Auth. Tex. Rev., Rfdg. (Pre-refunded Date 05/15/15)(b)	5.750	05/15/28	2,680	2,787,066

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Lower Colo. Riv. Auth. Tex. Rev., Rfdg., Unrefunded	5.750%	05/15/28	245	$253,178
North Tex. Twy. Auth. Rev., First Tier, Rfdg.	6.000	01/01/38	1,000	1,169,450
North Tex. Twy. Auth. Rev., First Tier, Rfdg., Ser. A	5.750	01/01/40	1,500	1,680,240
North Tex. Twy. Auth. Rev., First Tier, Ser. A	6.250	01/01/39	1,500	1,745,310
North Tex. Twy. Auth. Rev., Second Tier, Rfdg., Ser. F	5.750	01/01/38	2,500	2,784,975
North Tex. Twy. Auth. Rev., Spl. Projs., Ser. A	5.500	09/01/41	1,000	1,154,170
Sabine River Auth. Poll. Ctl. Rev., TXU Energy Co. LLC Proj., Rfdg., Ser. B(d)	6.150	08/01/22	1,000	92,500
San Antonio Elec. & Gas Sys., Ser. A (Pre-refunded Date 02/01/16)(b)	5.000	02/01/21	5,000	5,336,350
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Sr. Lien, Ser. D	5.625	12/15/17	1,470	1,609,958
Texas Mun. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Var. Sr. Lien, Ser. B	0.855(c)	12/15/26	1,500	1,325,865
Texas Mun. Gas Acquisition & Sply. Corp. III Gas Sply. Rev.	5.000	12/15/32	1,000	1,068,480
Texas Private Activity Surface Trans. Corp., Sr. Lien LBJ Infrastructure	7.000	06/30/40	2,500	3,007,850
Texas Private Activity Surface Trans. Corp., Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	6.750	06/30/43	500	600,815
Texas Private Activity Surface Trans. Corp., Sr. Lien NTE Mobility, Ser. 3A & 3B, AMT	7.000	12/31/38	1,500	1,846,425
Texas St. Vets. Hsg. Assistance Proj. Fdg., Ser. II-A, GO	5.250	12/01/23	2,500	2,966,325

				62,871,976

Utah 0.8%
Intermountain Pwr Agcy., Utah Pwr., Supply Rev., Rfdg., Ser. A, AMBAC(b)	5.000	07/01/17	5,000	5,616,800

Virgin Islands 0.2%
Virgin Islands Pub. Fin. Auth. Rev., Sr. Lien Matching Fund Loan, Note A (Pre-refunded Date 10/01/14)(b)	5.250	10/01/21	1,500	1,506,810

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	27

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Virginia 1.0%
Fairfax Cnty. Indl. Dev. Auth. Rev., Healthcare, Inova Hlth. Sys.	5.000%	05/15/40	2,000	$2,231,160
Richmond Met. Auth. Expy. Rev., Rfdg., ETM, FGIC, NATL(b)	5.250	07/15/17	2,440	2,646,473
Richmond Met. Auth. Expy. Rev., Rfdg., Unrefunded Bal., FGIC, NATL	5.250	07/15/17	1,390	1,484,117
Tob. Settlement Fin. Corp. Rev., Asset Bkd., (Pre-refunded Date 06/01/15)(b)	5.625	06/01/37	1,000	1,041,490

				7,403,240

Washington 3.8%
Port of Seattle Rev., Rfdg., Intermediate Lien, Ser. B, AMT	5.000	09/01/26	1,115	1,267,264
Port of Seattle Rev., Rfdg., Intermediate Lien, Ser. C, AMT	5.000	02/01/24	2,500	2,838,975
Port of Seattle Rev., Rfdg., Intermediate Lien, XLCA	5.000	02/01/28	3,000	3,150,870
Skagit Cnty. Skagit Hsp. Dist. No. 1 Rev.	5.750	12/01/35	625	677,406
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II, NATL (Pre-refunded Date 06/01/16)(b)	5.000	06/01/21	2,665	2,883,557
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II, NATL (Pre-refunded Date 06/01/16)(b)	5.000	06/01/22	2,570	2,780,766
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	2,690	2,936,619
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr., Rfdg.	5.500	07/01/30	1,115	1,241,753
Washington St. Healthcare Facs. Auth. Rev., Providence Healthcare, Ser. A, FGIC (Pre-refunded Date 10/01/16)(b)	5.000	10/01/36	85	93,247
Washington St. Healthcare Facs. Auth. Rev., Providence Hlth. & Svcs., Ser. A	5.000	10/01/39	3,500	3,769,815
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hospital	5.625	10/01/38	1,250	1,442,650
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hospital, Ser. A	5.000	10/01/42	2,000	2,217,120

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Washington (cont’d.)
Washington St. Healthcare Facs. Auth. Rev., Swedish Hlth. Svcs., Ser. A (Pre-refunded Date 05/15/21)(b)	6.250%	11/15/41	1,500	$1,943,640

				27,243,682

Wisconsin 0.3%
Wisconsin St. Gen. Rev., Ser. A, St. Approp.	5.750	05/01/33	2,000	2,359,360

Wyoming 0.1%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	5.750	07/15/39	500	560,255

TOTAL LONG-TERM INVESTMENTS (cost $635,484,425)				692,802,486

SHORT-TERM INVESTMENT 1.3%

Alaska
Valdez Marine Term. Rev., Exxon Pipeline Proj., Rfdg., FRDD (Mandatory Put Date 09/08/14) (cost $9,500,000)	0.020(c)	10/01/25	9,500	9,500,000

TOTAL INVESTMENTS 98.4% (cost $644,984,425; Note 5)				702,302,486
Other assets in excess of liabilities(f) 1.6%				11,633,884

NET ASSETS 100.0%				$713,936,370

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BHAC—Berkshire Hathaway Assurance Corp.

CABS—Capital Appreciation Bonds

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Co.

FHA—Federal Housing Administration

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	29

Portfolio of Investments

as of August 31, 2014 continued

FNMA—Federal National Mortgage Association

FRDD—Floating Rate Daily Demand Note

GNMA—Government National Mortgage Association

GO—General Obligation

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

PSFG—Texas Permanent School Fund Guaranty

TCRS—Transferable Custodial Receipts

XLCA—XL Capital Assurance

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Represents a zero coupon or step coupon bond. Rate quoted represents effective yield at August 31, 2014.
(b)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2014.
(d)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(e)	Represents issuer in default on interest payments and/or principal repayment; the security is income producing.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at August 31, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2014	Unrealized Depreciation(1)
	Short Positions:
16	10 Year U.S. Treasury Notes	Dec. 2014	$2,004,105	$2,012,500	$(8,395)
80	U.S. Long Bonds	Sep. 2014	10,955,679	11,322,500	(366,821)
58	U.S. Long Bonds	Dec. 2014	8,098,755	8,125,438	(26,683)

					$(401,899)

(1)	Cash of $529,000 has been segregated with JPMorgan Chase to cover requirement for open futures contracts as of August 31, 2014.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

See Notes to Financial Statements.

30

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$702,302,486	$—
Other Financial Instruments*
Futures Contracts	(401,899)	—	—

Total	$(401,899)	$702,302,486	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2014 was as follows (Unaudited):

Transportation	21.8%
Healthcare	16.6
General Obligation	9.8
Power	9.2
Education	7.9
Special Tax/Assessment District	5.6
Lease Backed Certificate of Participation	5.1
Other	5.0
Water & Sewer	4.6
Corporate Backed IDB & PCR	3.8
Tobacco	3.5%
Other Muni	2.2
Pre-Refunded	1.9
Solid Waste/Resource Recovery	1.0
Tobacco Appropriated	0.4

98.4
Other assets in excess of liabilities	1.6

100.0%

Industry classification is subject to change.

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is interest rate risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	31

Portfolio of Investments

as of August 31, 2014 continued

Fair values of derivative instruments as of August 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker—variation margin	$401,899	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,980,737)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(222,215)

For the year ended August 31, 2014, the Fund’s average value at trade date for futures short positions was $25,883,243.

See Notes to Financial Statements.

32

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • AUGUST 31, 2014

Prudential National Muni Fund, Inc.

Statement of Assets & Liabilities

as of August 31, 2014

Assets
Unaffiliated investments (cost $644,984,425)	$702,302,486
Cash	5,661,682
Deposit with broker	529,000
Interest receivable	8,529,624
Receivable for Fund shares sold	145,377
Due from broker—variation margin	937
Prepaid expenses	8,506

Total assets	717,177,612

Liabilities
Payable for investments purchased	1,176,879
Payable for Fund shares reacquired	949,661
Dividends payable	378,047
Management fee payable	287,106
Accrued expenses	222,680
Distribution fee payable	169,084
Affiliated transfer agent fee payable	32,174
Deferred directors’ fees	25,611

Total liabilities	3,241,242

Net Assets	$713,936,370

Net assets were comprised of:
Common stock, at par	$467,928
Paid-in capital in excess of par	667,480,863

667,948,791
Undistributed net investment income	868,342
Accumulated net realized loss on investment transactions	(11,796,925)
Net unrealized appreciation on investments	56,916,162

Net assets, August 31, 2014	$713,936,370

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($636,897,383 ÷ 41,751,947 shares of common stock issued and outstanding)	$15.25
Maximum sales charge (4.00% of offering price)	0.64

Maximum offering price to public	$15.89

Class B
Net asset value, offering price and redemption price per share ($32,478,981 ÷ 2,122,987 shares of common stock issued and outstanding)	$15.30

Class C
Net asset value, offering price and redemption price per share ($24,900,126 ÷ 1,627,960 shares of common stock issued and outstanding)	$15.30

Class Z
Net asset value, offering price and redemption price per share ($19,659,880 ÷ 1,289,903 shares of common stock issued and outstanding)	$15.24

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	35

Statement of Operations

Year Ended August 31, 2014

Net Investment Income
Income
Interest income	$33,484,090

Expenses
Management fee	3,373,842
Distribution fee—Class A	1,897,866
Distribution fee—Class B	162,995
Distribution fee—Class C	247,942
Transfer agent’s fees and expenses (including affiliated expense of $154,400)	440,000
Custodian’s fees and expenses	130,000
Registration fees	64,000
Shareholders’ reports	37,000
Audit fee	33,000
Directors’ fees	30,000
Legal fees and expenses	25,000
Insurance expenses	11,000
Miscellaneous	17,599

Total expenses	6,470,244
Less: Custodian fee credit	(514)
Distribution fee waiver—Class A	(316,311)

Net expenses	6,153,419

Net investment income	27,330,671

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on:
Investment transactions	(5,322,518)
Futures transactions	(1,980,737)

(7,303,255)

Net change in unrealized appreciation (depreciation) on:
Investments	56,930,777
Futures	(222,215)

56,708,562

Net gain on investment transactions	49,405,307

Net Increase In Net Assets Resulting From Operations	$76,735,978

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$27,330,671	$29,805,431
Net realized gain (loss) on investment transactions	(7,303,255)	1,674,364
Net change in unrealized appreciation (depreciation) on investments	56,708,562	(73,167,257)

Net increase (decrease) in net assets resulting from operations	76,735,978	(41,687,462)

Dividends from net investment income (Note 1)
Class A	(24,218,286)	(26,381,829)
Class B	(1,166,123)	(1,238,056)
Class C	(763,578)	(962,453)
Class Z	(735,845)	(1,010,813)

	(26,883,832)	(29,593,151)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	28,633,291	50,887,230
Net asset value of shares issued in reinvestment of dividends and distributions	21,998,621	23,598,019
Cost of shares reacquired	(98,373,822)	(126,325,999)

Net decrease in net assets from Fund share transactions	(47,741,910)	(51,840,750)

Total increase (decrease)	2,110,236	(123,121,363)

Net Assets:
Beginning of year	711,826,134	834,947,497

End of year(a)	$713,936,370	$711,826,134

(a) Includes undistributed net investment income of:	$868,342	$956,953

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	37

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Fund”) is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

38

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition

Prudential National Muni Fund, Inc.	39

Notes to Financial Statements

continued

and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value

40

caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting agreements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Prudential National Muni Fund, Inc.	41

Notes to Financial Statements

continued

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .48% of the Fund’s average daily net assets for the year ended August 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of

42

distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively.

PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through December 31, 2015.

PIMS has advised the Fund that it received $125,872 in front-end sales charges resulting from sales of Class A shares, for the year ended August 31, 2014. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2014, it received $9,290, $74,759 and $1,876 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2014, were $83,047,599 and $134,004,285, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

Prudential National Muni Fund, Inc.	43

Notes to Financial Statements

continued

principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended August 31, 2014, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $535,450 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized loss on investments and net assets were not affected by this change.

For the year ended August 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $114,995 of ordinary income and $26,768,837 of tax-exempt income. For the year ended August 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $492,853 of ordinary income and $29,100,298 of tax-exempt income.

As of August 31, 2014, the accumulated undistributed earnings on a tax basis were $1,391,736 of tax-exempt income (includes timing difference of $378,047 for dividends payable) and $16,085 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$643,559,846	$65,154,849	$(6,412,209)	$58,742,640

The differences between book basis and tax basis was primarily attributable to differences in the treatment of accreting market discount for book and tax purposes and other book to tax differences.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective

44

date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$9,014,000

Pre-Enactment Losses:
Expiring 2016	$225,000
Expiring 2017	35,000
Expiring 2018	3,328,000
Expiring 2019	1,158,000

$4,746,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are subject to a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Prudential National Muni Fund, Inc.	45

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2014:
Shares sold	1,322,153	$19,604,330
Shares issued in reinvestment of dividends and distributions	1,331,284	19,754,260
Shares reacquired	(5,436,176)	(79,990,570)

Net increase (decrease) in shares outstanding before conversion	(2,782,739)	(40,631,980)
Shares issued upon conversion from Class B, Class C and Class Z	96,259	1,423,630
Shares reacquired upon conversion into Class Z	(118,874)	(1,782,149)

Net increase (decrease) in shares outstanding	(2,805,354)	$(40,990,499)

Year ended August 31, 2013:
Shares sold	1,570,273	$24,553,781
Shares issued in reinvestment of dividends and distributions	1,359,812	20,951,662
Shares reacquired	(6,104,624)	(93,715,717)

Net increase (decrease) in shares outstanding before conversion	(3,174,539)	(48,210,274)
Shares issued upon conversion from Class B and Class Z	99,678	1,543,544
Shares reacquired upon conversion into Class Z	(30,518)	(471,743)

Net increase (decrease) in shares outstanding	(3,105,379)	$(47,138,473)

Class B
Year ended August 31, 2014:
Shares sold	225,859	$3,352,232
Shares issued in reinvestment of dividends and distributions	61,858	920,575
Shares reacquired	(380,014)	(5,619,359)

Net increase (decrease) in shares outstanding before conversion	(92,297)	(1,346,552)
Shares reacquired upon conversion into Class A	(91,880)	(1,362,274)

Net increase (decrease) in shares outstanding	(184,177)	$(2,708,826)

Year ended August 31, 2013:
Shares sold	510,497	$7,984,730
Shares issued in reinvestment of dividends and distributions	64,006	988,312
Shares reacquired	(423,317)	(6,469,949)

Net increase (decrease) in shares outstanding before conversion	151,186	2,503,093
Shares reacquired upon conversion into Class A	(99,313)	(1,542,532)

Net increase (decrease) in shares outstanding	51,873	$960,561

46

Class C	Shares	Amount
Year ended August 31, 2014:
Shares sold	222,370	$3,305,851
Shares issued in reinvestment of dividends and distributions	44,561	662,778
Shares reacquired	(464,586)	(6,840,016)

Net increase (decrease) in shares outstanding before conversion	(197,655)	(2,871,387)
Shares reacquired upon conversion into Class A and Class Z	(18,151)	(271,556)

Net increase (decrease) in shares outstanding	(215,806)	$(3,142,943)

Year ended August 31, 2013:
Shares sold	496,520	$7,768,873
Shares issued in reinvestment of dividends and distributions	50,981	787,834
Shares reacquired	(801,425)	(12,232,338)

Net increase (decrease) in shares outstanding before conversion	(253,924)	(3,675,631)
Shares reacquired upon conversion into Class Z	(7,255)	(114,825)

Net increase (decrease) in shares outstanding	(261,179)	$(3,790,456)

Class Z
Year ended August 31, 2014:
Shares sold	160,738	$2,370,878
Shares issued in reinvestment of dividends and distributions	44,571	661,008
Shares reacquired	(406,457)	(5,923,877)

Net increase (decrease) in shares outstanding before conversion	(201,148)	(2,891,991)
Shares issued upon conversion from Class A and Class C	133,442	1,997,275
Shares reacquired upon conversion into Class A	(342)	(4,926)

Net increase (decrease) in shares outstanding	(68,048)	$(899,642)

Year ended August 31, 2013:
Shares sold	672,843	$10,579,846
Shares issued in reinvestment of dividends and distributions	56,491	870,211
Shares reacquired	(911,669)	(13,907,995)

Net increase (decrease) in shares outstanding before conversion	(182,335)	(2,457,938)
Shares issued upon conversion from Class A and Class C	38,769	586,568
Shares reacquired upon conversion into Class A	(69)	(1,012)

Net increase (decrease) in shares outstanding	(143,635)	$(1,872,382)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Interest on

Prudential National Muni Fund, Inc.	47

Notes to Financial Statements

continued

any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014, and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Funds pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended August 31, 2014.

48

Financial Highlights

Class A Shares
	Year Ended August 31,
	2014		2013	2012		2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.21		$15.60	$14.67		$15.04	$14.42
Income (loss) from investment operations:
Net investment income	.58		.57	.58		.61	.60
Net realized and unrealized gain (loss) on investment transactions	1.03		(1.40)	.93		(.38)	.62
Total from investment operations	1.61		(.83)	1.51		.23	1.22
Less Dividends:
Dividends from net investment income	(.57)		(.56)	(.58)		(.60)	(.60)
Capital Contributions(c):	-		-	-		-	-	(d)
Net asset value, end of year	$15.25		$14.21	$15.60		$14.67	$15.04
Total Return(a):	11.47%		(5.53)%	10.51%		1.70%	8.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$636,897		$633,370	$743,356		$712,894	$797,627
Average net assets (000)	$632,625		$724,250	$728,734		$730,143	$783,622
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.84%		.82%	.84%		.84%	.82%
Expenses before waivers and/or expense reimbursement	.89%		.87%	.89%		.89%	.87%
Net investment income	3.89%		3.67%	3.85%		4.20%	4.11%
Portfolio turnover rate	9%	(b)	16% (b)	30%	(b)	12% (b)	30%	(b)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The portfolio turnover rate including variable rate demand notes was 12%, 25%, 47%, 27% and 50% for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(c) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	49

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2014		2013	2012		2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.26		$15.64	$14.71		$15.08	$14.46
Income (loss) from investment operations:
Net investment income	.54		.53	.54		.57	.57
Net realized and unrealized gain (loss) on investment transactions	1.03		(1.38)	.93		(.37)	.62
Total from investment operations	1.57		(.85)	1.47		.20	1.19
Less Dividends:
Dividends from net investment income	(.53)		(.53)	(.54)		(.57)	(.57)
Capital Contributions(c):	-		-	-		-	-	(d)
Net asset value, end of year	$15.30		$14.26	$15.64		$14.71	$15.08
Total Return(a):	11.17%		(5.67)%	10.22%		1.45%	8.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,479		$32,891	$35,275		$29,062	$33,899
Average net assets (000)	$32,599		$36,454	$30,761		$29,821	$35,348
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.09%		1.07%	1.09%		1.09%	1.07%
Expenses before waivers and/or expense reimbursement	1.09%		1.07%	1.09%		1.09%	1.07%
Net investment income	3.64%		3.43%	3.59%		3.95%	3.86%
Portfolio turnover rate	9%	(b)	16% (b)	30%	(b)	12% (b)	30%	(b)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The portfolio turnover rate including variable rate demand notes was 12%, 25%, 47%, 27% and 50% for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(c) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(d) Less than $.005 per share.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended August 31,
	2014		2013	2012		2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.25		$15.64	$14.71		$15.08	$14.46
Income (loss) from investment operations:
Net investment income	.47		.45	.47		.51	.53
Net realized and unrealized gain (loss) on investment transactions	1.04		(1.39)	.93		(.37)	.62
Total from investment operations	1.51		(.94)	1.40		.14	1.15
Less Dividends:
Dividends from net investment income	(.46)		(.45)	(.47)		(.51)	(.53)
Capital Contributions(c):	-		-	-		-	-	(d)
Net asset value, end of year	$15.30		$14.25	$15.64		$14.71	$15.08
Total Return(a):	10.69%		(6.21)%	9.67%		1.03%	8.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,900		$26,279	$32,917		$23,578	$25,131
Average net assets (000)	$24,794		$33,348	$27,680		$22,705	$22,839
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.59%		1.57%	1.59%		1.50%	1.32%
Expenses before waivers and/or expense reimbursement	1.59%		1.57%	1.59%		1.59%	1.57%
Net investment income	3.14%		2.90%	3.09%		3.54%	3.61%
Portfolio turnover rate	9%	(b)	16% (b)	30%	(b)	12% (b)	30%	(b)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The portfolio turnover rate including variable rate demand notes was 12%, 25%, 47%, 27% and 50% for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(c) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	51

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,
	2014		2013	2012		2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.20		$15.58	$14.66		$15.03	$14.41
Income (loss) from investment operations:
Net investment income	.61		.60	.62		.64	.64
Net realized and unrealized gain (loss) on investment transactions	1.03		(1.38)	.92		(.37)	.62
Total from investment operations	1.64		(.78)	1.54		.27	1.26
Less Dividends and Distributions:
Dividends from net investment income	(.60)		(.60)	(.62)		(.64)	(.64)
Capital Contributions(c):	-		-	-		-	-	(d)
Net asset value, end of year	$15.24		$14.20	$15.58		$14.66	$15.03
Total Return(a):	11.75%		(5.24)%	10.73%		1.94%	8.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,660		$19,286	$23,399		$18,618	$13,717
Average net assets (000)	$18,061		$26,027	$20,614		$14,090	$12,616
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.59%		.57%	.59%		.59%	.57%
Expenses before waivers and/or expense reimbursement	.59%		.57%	.59%		.59%	.57%
Net investment income	4.14%		3.90%	4.09%		4.45%	4.36%
Portfolio turnover rate	9%	(b)	16% (b)	30%	(b)	12% (b)	30%	(b)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) The portfolio turnover rate including variable rate demand notes was 12%, 25%, 47%, 27% and 50% for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(c) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

(d) Less than $.005 per share.

See Notes to Financial Statements.

52

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential National Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential National Muni Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2014

Prudential National Muni Fund, Inc.	53

Tax Information

(Unaudited)

During the fiscal year ended August 31, 2014, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.563	$.528	$.453	$.599

In January 2015, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2014.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential National Muni Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen: 70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential National Muni Fund, Inc.

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential National Muni Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential National Muni Fund, Inc. (the “Fund”) consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

Visit our website at www.prudentialfunds.com

provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper General & Insured Municipal Debt Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

Visit our website at www.prudentialfunds.com

applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, and underperformed its benchmark index over the one-year period.
•

The Board also noted information provided by PI indicating that the Fund’s performance had improved recently, with the Fund outperforming its benchmark and ranking in the second quartile of its Peer Universe for the year-to-date period ended April 30, 2014.

•	The Board noted PI’s assertion that the Fund’s underperformance is primarily attributable to being overweight in tobacco credits as well as a slight overweight to Puerto Rico credits.
•	The Board noted information provided by PI indicating that the Fund’s net total expenses were only two basis points higher than the median for all funds included in the Peer Group.
•

The Board concluded that, in light of the Fund’s long history of competitive performance against its benchmark index over longer periods and its recent improved performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential National Muni Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential National Muni Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL NATIONAL MUNI FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX
CUSIP	74441U105	74441U204	74441U303	74441U402

MF104E    0268390-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2014 and August 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $33,475 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Prudential National Muni Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 20, 2014